November 20, 2025
Filed pursuant to Rule 497
File Nos. 333-192733; 811-22917

WBI PowerFactor® High Dividend ETF (“WBIY”)

Supplement to the Prospectus, Summary Prospectus and
Statement of Additional Information (“SAI”), each dated October 31, 2025.

Supplement to the Prospectus and Statement of Additional Information (“SAI”), each dated October 31, 2025.

Effective December 1, 2025, the shares of WBI PowerFactor® High Dividend ETF (Ticker: WBIY; CUSIP No. 00400R858) (the “Fund”) will be traded on the New York Stock Exchange, LLC. As of December 1, 2025, all references in the Fund’s Prospectus and SAI to “NYSE Arca, Inc.” are replaced with “New York Stock Exchange, LLC”.

Please retain this Supplement with your Prospectus and SAI.
The date of this Supplement is November 20, 2025.